UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2020
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National Presto Industries, Inc.
(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	NPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 23, 2020, the registrant issued a press release regarding the registrant’s results of operations for the fiscal quarter ended September 27, 2020. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K. Such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 Item 4.01 Changes in Registrant's Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On October 23, 2020, the Company’s Audit Committee of the Board of Directors formally determined to dismiss its independent registered public accounting firm, BDO USA LLP (“BDO”), effective following the completion of the 2020 audit. The decision to change audit firms was not related to any disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Rather, the change stemmed from a 2015 Audit Committee resolution to issue a request for bid of the Company’s independent audit work no less frequently than once every five years.

For the Company’s two most recent fiscal years ending December 31, 2019 and 2018, BDO’s reports on the Company’s consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles. However, BDO’s audit reports on the Company’s internal control over financial reporting as of December 31, 2019 and 2018 did contain an adverse opinion due to a material weakness as noted below.

During the Company’s two most recent fiscal years ended December 31, 2019 and 2018, and during the subsequent interim period through October 23, 2020, there were (1) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, except, as previously disclosed, a material weakness in the Company’s internal control over financial reporting related to revenue recognition for the fiscal years ended December 31, 2019 and 2018. The Company did not properly design and maintain effective controls over revenue for its Defense segment, as the controls failed to demonstrate an appropriate level of precision over the assessment and documentation of the point-in-time pattern of revenue recognition, and did not fully consider alternative use and the impact of certain termination clauses in its contracts with customers that might create a legal right for payment for work completed prior to the contract termination that would include a reasonable profit margin.

The Company provided BDO with a copy of the disclosures made in this Form 8-K and asked BDO to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. BDO’s letter is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On October 23, 2020, the Company’s Audit Committee determined to engage RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, contingent upon completion of RSM’s acceptance procedures. If RSM does not accept this appointment, the Company will amend this disclosure.

During the Company’s two most recent fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through October 23, 2020, RSM provided (i) assistance in the remediation of the material weakness in internal controls over revenue recognition in the Company’s Defense segment mentioned above; (ii) limited scope technical accounting consulting related to the timing of revenue recognition for three of the Company’s contracts with customers in its Defense segment; and (iii) technical accounting and risk consulting services related to and the adoption of Accounting Standards Update 2016-13 – Financial Instruments – Credit Losses (Topic 326): Measurement of Credit losses on Financial Instruments, as updated.

Other than the matters described above, during the Company’s two most recent fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through October 23, 2020, the Company did not consult RSM with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by RSM that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release issued by the Company on October 23, 2020, announcing the dismissal of BDO and the engagement of RSM.

9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from BDO USA LLP regarding change in certifying accountant
99.1	Press Release of National Presto Industries, Inc. dated October 23, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward looking statements in this Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are certain important factors that could cause results to differ materially from those anticipated by some of the statements made herein. Investors are cautioned that all forward looking statements involve risks and uncertainty. In addition to the factors discussed above, among the other factors that could cause actual results to differ materially are the following: government defense spending and defense requirements; termination for the convenience of the government; interest rates; continuity of relationships with and purchases by the United States Government and other major customers; unexpected problems or events experienced by subcontractors, team members, or their respective suppliers or subcontractors; product mix; competitive pressure on pricing; increases in material, freight/shipping, labor or other production costs that cannot be recouped through pricing; and such other factors as may be described from time to time in the Registrant’s SEC filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: October 29, 2020	By:	/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President
and Chief Executive Officer